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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 1999


                                     [LOGO]
                                     KEYCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                                    0-850                                   34-6542451
-------------------------------       ------------------------------------      -------------------------------------
 (State or other jurisdiction               Commission File Number              (I.R.S. Employer Identification No.)
     of incorporation or
        organization)


  127 Public Square, Cleveland, Ohio                                                          44114-1306
---------------------------------------                                           -----------------------------------
(Address of principal executive offices)                                                       (Zip Code)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS
         ------------

On July 15, 1999, the Registrant issued a press release announcing its earnings results for the three-month and six-month periods ended June 30, 1999. This press release, dated July 15, 1999, is attached as Exhibit 99 to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits
         --------

         99 The Registrant's July 15, 1999, press release announcing its earnings results for the three-month and six-month periods ended June 30, 1999.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          KEYCORP
                                           -------------------------------------
                                                       (Registrant)


Date:  July 16, 1999                                  /s/ Lee Irving
                                           -------------------------------------
                                           By:   Lee Irving
                                                 Executive Vice President
                                                 and Chief Accounting Officer